Quarterly Holdings Report
for
Fidelity® International Value Factor ETF
July 31, 2023
IVE-NPRT3-0923
1.9885311.105
Common Stocks - 99.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 2.3%
Deutsche Telekom AG	26,854	587,480
Nippon Telegraph & Telephone Corp.	318,800	365,516
Singapore Telecommunications Ltd.	158,000	316,524
		1,269,520
Wireless Telecommunication Services - 1.4%
KDDI Corp.	13,400	394,889
Vodafone Group PLC	400,971	383,991
		778,880
TOTAL COMMUNICATION SERVICES		2,048,400
CONSUMER DISCRETIONARY - 11.4%
Automobiles - 5.1%
Honda Motor Co. Ltd.	19,900	632,100
Mazda Motor Corp.	48,400	478,788
Mercedes-Benz Group AG (Germany)	6,766	541,884
Renault SA	13,800	607,162
Stellantis NV (Italy)	27,700	569,400
		2,829,334
Broadline Retail - 1.5%
Canadian Tire Ltd. Class A (non-vtg.)	1,734	238,591
Prosus NV	7,764	616,591
		855,182
Hotels, Restaurants & Leisure - 1.8%
Aristocrat Leisure Ltd.	12,824	339,868
Sodexo SA	6,085	626,220
		966,088
Household Durables - 2.2%
Sony Group Corp.	7,800	730,976
Sumitomo Forestry Co. Ltd.	20,800	501,993
		1,232,969
Specialty Retail - 0.8%
Kingfisher PLC	133,061	420,646
TOTAL CONSUMER DISCRETIONARY		6,304,219
CONSUMER STAPLES - 9.1%
Beverages - 1.0%
Heineken Holding NV	6,511	535,172
Consumer Staples Distribution & Retail - 3.2%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	10,031	508,771
Carrefour SA	28,830	578,197
Koninklijke Ahold Delhaize NV	20,435	707,123
		1,794,091
Household Products - 1.0%
Essity AB (B Shares)	21,367	530,540
Personal Care Products - 1.2%
Unilever PLC	11,919	642,714
Tobacco - 2.7%
British American Tobacco PLC (United Kingdom)	12,171	409,583
Imperial Brands PLC	11,540	273,128
Japan Tobacco, Inc.	36,400	807,779
		1,490,490
TOTAL CONSUMER STAPLES		4,993,007
ENERGY - 5.8%
Oil, Gas & Consumable Fuels - 5.8%
Eni SpA	20,680	316,565
INPEX Corp.	29,400	379,191
Shell PLC (London)	27,536	838,255
Suncor Energy, Inc.	16,586	519,915
TotalEnergies SE	10,444	636,321
Tourmaline Oil Corp.	10,251	532,234
		3,222,481
FINANCIALS - 19.7%
Banks - 9.4%
Banco Santander SA (Spain)	145,844	592,308
Bank of Nova Scotia	8,907	449,326
Barclays PLC	155,957	310,946
BNP Paribas SA	8,705	576,054
HSBC Holdings PLC (United Kingdom)	93,430	776,928
Mizuho Financial Group, Inc.	41,000	693,722
Oversea-Chinese Banking Corp. Ltd.	36,000	360,596
Societe Generale Series A	14,435	393,347
Standard Chartered PLC (United Kingdom)	38,679	371,954
The Toronto-Dominion Bank	9,602	634,370
		5,159,551
Capital Markets - 2.8%
Deutsche Bank AG	35,139	390,524
Macquarie Group Ltd.	4,914	579,510
UBS Group AG	26,934	598,896
		1,568,930
Financial Services - 0.9%
Investor AB (B Shares)	24,475	500,681
Insurance - 6.6%
AIA Group Ltd.	56,000	555,785
Allianz SE	2,685	643,579
Japan Post Holdings Co. Ltd.	67,200	491,419
Manulife Financial Corp.	20,761	415,772
QBE Insurance Group Ltd.	60,085	638,500
SCOR SE	15,694	470,134
Sun Life Financial, Inc.	7,697	405,829
		3,621,018
TOTAL FINANCIALS		10,850,180
HEALTH CARE - 11.5%
Health Care Equipment & Supplies - 1.0%
Koninklijke Philips Electronics NV	27,821	579,985
Health Care Providers & Services - 3.2%
Fresenius Medical Care AG & Co. KGaA	12,355	643,231
Fresenius SE & Co. KGaA	16,671	524,399
Galenica AG (a)	1,696	137,151
Sonic Healthcare Ltd.	19,144	453,441
		1,758,222
Pharmaceuticals - 7.3%
Merck KGaA	2,662	469,011
Novartis AG	8,332	875,348
Otsuka Holdings Co. Ltd.	13,800	507,496
Roche Holding AG (participation certificate)	2,515	785,094
Sanofi SA	8,178	875,427
Takeda Pharmaceutical Co. Ltd.	16,900	516,349
		4,028,725
TOTAL HEALTH CARE		6,366,932
INDUSTRIALS - 17.1%
Aerospace & Defense - 0.8%
BAE Systems PLC	35,932	430,604
Air Freight & Logistics - 1.5%
DHL Group	15,729	810,219
Building Products - 1.4%
Compagnie de St.-Gobain	11,031	747,734
Construction & Engineering - 1.1%
Bouygues SA	17,638	633,382
Ground Transportation - 1.5%
Canadian National Railway Co.	3,381	410,575
Canadian Pacific Kansas City Ltd.	5,141	423,779
		834,354
Industrial Conglomerates - 0.6%
Jardine Matheson Holdings Ltd.	6,700	330,846
Machinery - 2.0%
CNH Industrial NV	25,997	375,772
Volvo AB (B Shares)	33,157	732,247
		1,108,019
Marine Transportation - 2.3%
A.P. Moller - Maersk A/S Series B	185	381,397
Mitsui OSK Lines Ltd.	17,400	450,063
Nippon Yusen KK	18,400	446,532
		1,277,992
Professional Services - 1.8%
Adecco SA (Reg.)	11,785	481,406
RELX PLC (London Stock Exchange)	14,699	495,507
		976,913
Trading Companies & Distributors - 4.1%
Itochu Corp.	17,300	700,134
Mitsubishi Corp.	16,700	853,924
Mitsui & Co. Ltd.	18,700	729,284
		2,283,342
TOTAL INDUSTRIALS		9,433,405
INFORMATION TECHNOLOGY - 8.2%
Communications Equipment - 0.8%
Ericsson (B Shares)	44,822	225,614
Nokia Corp.	60,133	237,220
		462,834
IT Services - 3.5%
Capgemini SA	1,511	274,632
CGI, Inc. Class A (sub. vtg.) (b)	5,575	567,559
Fujitsu Ltd.	3,400	439,956
NEC Corp.	12,200	616,784
		1,898,931
Semiconductors & Semiconductor Equipment - 2.7%
ASML Holding NV (Netherlands)	1,484	1,067,114
Sumco Corp.	28,800	419,595
		1,486,709
Software - 1.2%
SAP SE	4,920	674,814
TOTAL INFORMATION TECHNOLOGY		4,523,288
MATERIALS - 7.8%
Metals & Mining - 7.8%
Anglo American PLC (United Kingdom)	14,000	431,234
ArcelorMittal SA (Netherlands)	15,212	441,103
BHP Group Ltd.	20,673	640,942
Glencore PLC	97,836	596,108
Nippon Steel & Sumitomo Metal Corp.	26,600	607,711
Rio Tinto Ltd.	3,435	270,979
Rio Tinto PLC	8,721	577,875
Teck Resources Ltd. Class B (sub. vtg.)	16,190	720,540
		4,286,492
REAL ESTATE - 1.9%
Real Estate Management & Development - 1.9%
CK Asset Holdings Ltd.	37,000	213,497
Daiwa House Industry Co. Ltd.	15,500	421,319
Hongkong Land Holdings Ltd.	32,500	115,700
Vonovia SE	11,580	271,182
		1,021,698
UTILITIES - 3.3%
Electric Utilities - 0.7%
Kansai Electric Power Co., Inc.	30,700	404,061
Independent Power and Renewable Electricity Producers - 1.3%
Northland Power, Inc.	7,729	149,794
RWE AG	13,639	588,424
		738,218
Multi-Utilities - 1.3%
Engie SA	42,375	696,697
TOTAL UTILITIES		1,838,976
TOTAL COMMON STOCKS (Cost $52,315,258)		54,889,078

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (c) (Cost $133,518)	133,491	133,518

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $52,448,776)	55,022,596
NET OTHER ASSETS (LIABILITIES) - 0.3% (d)	150,624
NET ASSETS - 100.0%	55,173,220

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	2	Sep 2023	220,580	7,220	7,220

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $137,151 or 0.2% of net assets.

(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Includes $6,961 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	34,107	2,009,404	1,909,993	2,089	-	-	133,518	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	-	1,360,459	1,360,459	4,117	-	-	-	0.0%
Total	34,107	3,369,863	3,270,452	6,206	-	-	133,518

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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